UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2021

MEDIFAST, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31573 (Commission File Number)	13-3714405 (I.R.S. Employer Identification No.)

100 International Drive, Baltimore, Maryland 21202
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (410) 581-8042

N/A (Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MED	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of September 13, 2021, the Board of Directors of Medifast, Inc. (the “Company”) appointed Jonathan B. MacKenzie to serve as Chief Accounting Officer of the Company. Mr. MacKenzie succeeds James P. Maloney, who will cease to serve as the Company’s Interim Chief Accounting Officer upon the effectiveness of Mr. MacKenzie’s employment. Mr. Maloney will continue to serve as the Company’s Chief Financial Officer.

Prior to joining the Company, Mr. MacKenzie, age 50, was a Managing Director with PricewaterhouseCoopers LLP in the Risk Assurance practice. From 2006 to 2014, he was a Managing Director with Navigant Consulting, Inc. focused on forensic investigation and accounting advisory services. From 1993 to 2006, he served in various audit-related roles at Ernst & Young LLP and Arthur Andersen LLP. Mr. MacKenzie is a graduate of Bucknell University and is a licensed CPA in both Maryland and Pennsylvania. He is also a member of the American Institute of Certified Public Accountants and the Maryland Association of Certified Public Accountants.

Mr. MacKenzie’s appointment as the Company’s Chief Accounting Officer was not pursuant to any arrangement or understanding with any other person. There are no family relationships between Mr. MacKenzie and any executive officer or director of the Company, and he is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Offer Letter with Mr. MacKenzie

The Company entered into an offer letter with Mr. MacKenzie in connection with his appointment as Chief Accounting Officer of the Company (the “Offer Letter”). Pursuant to the Offer Letter, Mr. MacKenzie will: (i) receive an annual base salary of $280,000; (ii) participate in the Company’s annual incentive bonus plan with an annual target bonus equal to 40% of base salary, prorated for 2021 based on the number of days Mr. MacKenzie is employed; (iii) receive a cash sign-on bonus in the amount of $20,000; (iv) receive a sign-on equity award (the “Sign-On Award”) with an aggregate grant date fair market value of $25,000, consisting of time-based deferred shares, which will vest ratably over three years in equal annual installments. The Sign-On Award will be granted pursuant to the Medifast, Inc. Amended and Restated 2012 Share Incentive Plan. Additionally, Mr. MacKenzie will be eligible to participate in the Company’s employee benefit plans and programs generally available to all employees.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.

	By:	/s/ James P. Maloney
James P. Maloney Chief Financial Officer

Dated: September 13, 2021

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